Investments in Non-consolidated Companies	12 Months Ended
May 31, 2011
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments Disclosure [Text Block]

10. INVESTMENTS IN NON-CONSOLIDATED COMPANIES

We have investments in various international and domestic entities and ventures. The equity method of accounting is applied to such investments when the ownership structure prevents us from exercising a controlling influence over operating and financial policies of the businesses. Under this method, our equity in the net earnings or losses of the investments is reflected as equity in net earnings of non-consolidated companies on our Consolidated Statements of Earnings. The effects of material intercompany transactions with these equity method investments are eliminated, including the gross profit on sales to and purchases from our equity-method investments which is deferred until the time of sale to the final third party customer.

On July 7, 2010, we acquired a 35% economic interest in a joint venture, MVM Resources International B.V. (“MVM Resources”) for $385 million. MVM Resources has a direct interest in 99.88% of Compañia Minera Miski Mayo S.R.L. which owns the Miski Mayo Mine. We also entered into a commercial offtake supply agreement to purchase phosphate rock from the Miski Mayo Mine in a volume proportional to our economic interest in the joint venture.

A summary of our equity-method investments, which were in operation as of May 31, 2011, is as follows:

Entity	Economic Interest
Gulf Sulphur Services LTD., LLLP	0.500
River Bend Ag, LLC	0.500
IFC S.A.	0.450
Yunnan Three Circles Sinochem Cargill Fertilizers Co. Ltd.	0.350
MVM Resources International B.V.	0.350
Canpotex Limited	0.371

The summarized financial information shown below includes all non-consolidated companies carried on the equity method.

	May 31,
(in millions)	2011	2010	2009
Net sales	$4,061.7	$3,617.5	$5,775.6
Net earnings (loss)	0.5	(17.0)	263.7

Mosaic's share of equity in net earnings (loss)	(5.0)	(10.9)	100.1

Total assets	1,690.6	2,290.9	2,612.5
Total liabilities	1,022.5	1,580.0	1,925.6

Mosaic's share of equity in net assets	247.2	259.6	247.0

The difference between our share of equity in net assets as shown in the above table and the investment in non-consolidated companies as shown on the Consolidated Balance Sheets is due to an excess amount paid over the book value of the Miski Mayo Mine. The excess relates to phosphate rock reserves adjusted to fair value in relation to the Miski Mayo Mine. The excess amount is amortized over the estimated life of the phosphate rock reserve and is net of related deferred income taxes.

We had a 20.1% minority stake in Vale Fertilizantes S.A. (formerly Fosfertil S.A. or “Fosfertil”), a phosphate crop nutrient producer in Brazil. On September 29, 2010, we sold this asset and received gross proceeds of $1.0 billion which resulted in a pre-tax gain of $685.6 million. The tax impact of this transaction was $126.1 million and was included in our provision for income taxes as of May 31, 2011. These assets were included in our Consolidated Balance Sheets as of May 31, 2010 as assets and investments held for sale and were part of our Phosphates segment.

We had a 50% interest in Saskferco Products Limited Partnership (the “Partnership”). On October 1, 2008, the Partnership and its partners sold their interests in the Partnership's wholly-owned subsidiary Saskferco Products ULC, a Saskatchewan, Canada-based producer of nitrogen crop nutrients and feed ingredient products, for gross proceeds of $1.5 billion, of which we received half. The sale resulted in a pre-tax gain of $673.4 million in fiscal 2009.